                                    FORM OF
                             LETTER OF TRANSMITTAL
                                       OF
                           THE WILLIAM CARTER COMPANY

                             OFFER TO EXCHANGE ITS
              10.875% SERIES B SENIOR SUBORDINATED NOTES DUE 2011
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                       FOR AND EQUAL PRINCIPAL AMOUNT OF
                 ITS 10.875% SENIOR SUBORDINATED NOTES DUE 2011
                       WHICH HAVE NOT BEEN SO REGISTERED
                           PURSUANT TO THE PROSPECTUS
                             DATED OCTOBER   , 2001

    This Letter of Transmittal, Certificates (as defined below) and any other required documents should be sent or delivered by each holder of Outstanding Notes (as defined below) or such holder's agent to the Exchange Agent at the address set forth below.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                      STATE STREET BANK AND TRUST COMPANY

      BY HAND DELIVERY, OVERNIGHT COURIER OR REGISTERED OR CERTIFIED MAIL:
                      State Street Bank and Trust Company
                        2 Avenue de Lafayette, 6th Floor
                                Boston, MA 02111
                        Attention: Exchanges/Sandra Wong
                           Facsimile: (617) 662-1452

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.
          NEW YORK CITY TIME, ON             , 2001, UNLESS EXTENDED.

    Capitalized terms used herein but not defined shall have the same meaning given them in the Prospectus (as defined below).

    This Letter of Transmittal is to be completed by holders of Outstanding Notes either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus and an Agent's message (as defined herein) is not delivered.

    Holders of Outstanding Notes whose certificates ("Certificates") for such Outstanding Notes are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in "Exchange Offer--Expiration Dates; Extensions; Amendments" of the Prospectus) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus.

    The William Carter Company is not making the exchange offer to holders of Outstanding Notes in any jurisdiction in which the exchange offer or the acceptance of the exchange offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction. The William Carter Company also will not accept surrenders for exchange from holders of Outstanding Notes in any jurisdiction in which the exchange offer or the acceptance of the exchange offer would not be in compliance with the securities or Blue Sky laws or such jurisdiction.

    DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate numbers and/or the number of Outstanding Notes tendered should be listed on a separate signed schedule and attached hereto.

            NOTE: SIGNATURES MUST BE PROVIDED ON THE FOLLOWING PAGE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                                ALL TENDERING HOLDERS MUST COMPLETE THIS BOX.
                                  DESCRIPTION OF OUTSTANDING NOTES TENDERED
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON              OUTSTANDING NOTES TENDERED
               OUTSTANDING NOTES TENDERED)                        (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                                        PRINCIPAL AMOUNT OF
                                                                                         OUTSTANDING NOTES
                                                             CERTIFICATE NUMBER(S)*          TENDERED**

                                                                                      TOTAL:
  *  Need not be completed by holders tendering by book-entry transfer.
 **  All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column.

               BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY

  / /  CHECK HERE IF OUTSTANDING NOTES ARE BEING TENDERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________
  DTC Account Number: ________________________________________________________
  Transaction Code Number: ___________________________________________________

  / /  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF OUTSTANDING NOTES TENDERED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Name(s) Holder(s): ___________________________________
  Window Ticket Number (if any): _____________________________________________
  Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Institution which Guaranteed Delivery: _____________________________ If Guaranteed Delivery is to be made by Book-Entry Transfer: _______________
    Name of Tendering Institution: ___________________________________________
    DTC Account Number: ______________________________________________________
    Transaction Code Number: _________________________________________________

  / /  CHECK HERE IF OUTSTANDING NOTES ARE BEING TENDERED BY BOOK ENTRY
     TRANSFER AND NON-EXCHANGED ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET -FORTH ABOVE.

  / /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING
     NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: ______________________________________________________________________
  Address: ___________________________________________________________________

    LADIES AND GENTLEMEN:

    The undersigned hereby tenders to The William Carter Corporation, a Massachusetts corporation (the "Purchaser"), the above-described principal amount of the Purchaser's outstanding 10.875% Senior Subordinated Notes due 2011 (collectively, the "Outstanding Notes") in exchange for a like principal amount of the Purchaser's new 10.875% Series B Senior Subordinated Notes due 2011 (the "Exchange Outstanding Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to
the conditions set forth in the Prospectus dated       , 2001 (as the same may
be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

    Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Purchaser in connection with the Exchange Offer) with respect to the Outstanding Notes tendered, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Outstanding Notes to the Purchaser, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (ii) present Certificates for such Outstanding Notes for transfer, and to transfer the Outstanding Notes on the books of the Purchaser, and (iii) receive for the account of the Purchaser all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE PURCHASER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE PURCHASER OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

    The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

    If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such non-exchanged or non-tendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

    If the undersigned is a broker-dealer holding Outstanding Notes acquired for its own account as a result of market-making activities or other trading activities, it agrees to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer.

    The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions will, upon the Purchaser's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Purchaser may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

    BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE PURCHASER, (II) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, (III) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED IN THE EXCHANGE OFFER ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, AND
(IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES. ANY HOLDER OF OUTSTANDING NOTES THAT IS NOT A BROKER-DEALER AND THAT IS USING THE EXCHANGE OFFER TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES IS HEREBY NOTIFIED (1) THAT IT WILL NOT BE ABLE TO RELY ON THE POSITION OF THE STAFF OF THE DIVISION OF CORPORATE FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION (THE "STAFF") SET FORTH IN EXXON CAPITAL HOLDINGS CORPORATION (AVAILABLE APRIL 13, 1989) AND SIMILAR LETTERS AND (2) THAT IT MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF EXCHANGE NOTES.

    ANY HOLDER OF OUTSTANDING NOTES THAT IS A BROKER-DEALER, BY TENDERING OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF TO THIRD PARTIES, THAT (A) SUCH OUTSTANDING NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OUTSTANDING NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

    The Purchaser has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker dealers no longer own any of the Exchange Notes. In that regard, each Broker-Dealer who acquired Outstanding Notes for its own account and as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Outstanding Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Purchaser of the occurrence of any event or the discovery of any fact which makes any statement contained therein, in light of the circumstances under which they were made, misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Purchaser has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Purchaser has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Purchaser gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Purchaser has given notice that the sale of Exchange Notes may be resumed, as the case may be.

    We understand that all resales of the exchange notes must be made in compliance with applicable state securities or Blue Sky laws. If a resale does not qualify for an exemption from these laws, we acknowledge that it may be necessary to register or qualify the exchange notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. We further understand that the Purchaser assumes no responsibility regarding compliance with state securities or Blue Sky laws in connection with resales.

    As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Outstanding Notes pursuant to the Exchange Offer must notify the Purchaser, or cause the Purchaser to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."

    Interest on each Exchange Note will accrue from the last date on which interest was paid on the Outstanding Note being tendered for exchange or, if no interest has been paid, from the date on which the Outstanding Notes were issued in the original offering. Therefore, holders who exchange their Outstanding Notes for Exchange Notes will receive the same interest payment on February 15, 2002 (the first interest payment date with respect to the Outstanding Notes and the Exchange Notes to be issued pursuant to the Exchange Offer) that they would have received had they not accepted the Exchange Offer. Interest on the Outstanding Notes accepted for exchange will cease to accrue upon issuance of the Exchange Notes, and the undersigned waives the right to receive any interest on such Outstanding Notes after such issuance.

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
     (NOTE: SIGNATURES(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

      Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Outstanding Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by the Purchaser for the Outstanding Notes to comply with any restrictions on transfer applicable to the Outstanding Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

  ____________________________________________________________________________
  ____________________________________________________________________________
                          (Signature(s) of Holder(s))

  Date ___________, 2001

  Name(s) ____________________________________________________________________
  ____________________________________________________________________________

  Capacity or Title __________________________________________________________

  Address ____________________________________________________________________
                               (Include Zip Code)

  Area Code and Telephone Number _____________________________________________

  ____________________________________________________________________________
                         (Tax Identification Number(s))

------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if Exchange Notes or any Outstanding Notes that are not tendered are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above.

  ISSUE:

  / /  Exchange Notes to:

  / /  Outstanding Notes not tendered to:

  Name(s): ___________________________________________________________________
  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
  ____________________________________________________________________________
                                                                   (ZIP CODE)

   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                       (SEE ENCLOSED SUBSTITUTE FORM W-9)

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if Exchange Notes or any Outstanding Notes that are not tendered are to be sent to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above, or to the registered holder(s) at an address other than that shown above.

  MAIL:

  / /  Exchange Notes to:

  / /  Outstanding Notes not tendered to:

  Name(s): ___________________________________________________________________
  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
  ____________________________________________________________________________
-----------------------------------------------------              (ZIP CODE)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 2 AND 5)

  Authorized Signature _______________________________________________________

  Name _______________________________________________________________________
                             (PLEASE PRINT OR TYPE)

  Full Title _________________________________________________________________

  Name of Firm _______________________________________________________________
  Address ____________________________________________________________________
  ____________________________________________________________________________
                                   (ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Dated: ___________, 2001

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

DELIVERY OF LETTER OF TRANSMITTAL AND OUTSTANDING NOTES; GUARANTEED DELIVERY PROCEDURES. THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED EITHER IF
(A) TENDERS ARE TO BE MADE PURSUANT TO THE PROCEDURES FOR TENDER BY BOOK-ENTRY TRANSFER SET FORTH IN "THE EXCHANGE OFFER--PROCEDURES FOR TENDERING" IN THE PROSPECTUS AND AN AGENT'S MESSAGE IS NOT DELIVERED OR (B) CERTIFICATES ARE TO BE FORWARDED HEREWITH. TIMELY CONFIRMATION OF A BOOK-ENTRY TRANSFER OF SUCH OUTSTANDING NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT DTC, OR CERTIFICATES AS WELL AS THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE RECEIVED BY THE EXCHANGE AGENT AT ITS ADDRESSES SET FORTH HEREIN ON OR PRIOR TO THE EXPIRATION DATE. TENDERS BY BOOK-ENTRY TRANSFER MAY ALSO BE MADE BY DELIVERING AN AGENT'S MESSAGE IN LIEU OF THIS LETTER OF TRANSMITTAL. THE TERM "AGENT'S MESSAGE" MEANS A MESSAGE, TRANSMITTED BY DTC TO, AND RECEIVED BY, THE EXCHANGE AGENT AND FORMING A PART OF A BOOK-ENTRY CONFIRMATION, WHICH STATES THAT DTC HAS RECEIVED AN EXPRESS ACKNOWLEDGMENT FROM THE TENDERING PARTICIPANT, WHICH ACKNOWLEDGMENT STATES THAT SUCH PARTICIPANT HAS RECEIVED AND AGREES TO BE BOUND BY THE LETTER OF TRANSMITTAL AND THAT THE PURCHASER MAY ENFORCE THE LETTER OF TRANSMITTAL AGAINST SUCH PARTICIPANT. THE TERM "BOOK-ENTRY CONFIRMATION" MEANS A TIMELY CONFIRMATION OF BOOK-ENTRY TRANSFER OF OUTSTANDING NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT DTC.

    Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and any other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Certificates (or a book-entry confirmation) representing tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

    THE METHOD OF DELIVERY OF OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    THE PURCHASER WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

GUARANTEE OF SIGNATURES. NO SIGNATURE GUARANTEE ON THIS LETTER OF TRANSMITTAL IS REQUIRED IF: THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER (WHICH TERM, FOR PURPOSES OF THIS DOCUMENT, SHALL INCLUDE ANY PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE OUTSTANDING NOTES) OF OUTSTANDING NOTES TENDERED HEREWITH, UNLESS SUCH HOLDER(S) HAS COMPLETED EITHER THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" ABOVE, OR SUCH OUTSTANDING NOTES ARE TENDERED FOR THE ACCOUNT OF A FIRM THAT IS AN ELIGIBLE INSTITUTION.

    In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

INADEQUATE SPACE. IF THE SPACE PROVIDED IN THE BOX CAPTIONED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" ABOVE IS INADEQUATE, THE CERTIFICATE NUMBER(S) AND/OR THE PRINCIPAL AMOUNT OF OUTSTANDING NOTES AND ANY OTHER REQUIRED INFORMATION SHOULD BE LISTED ON A SEPARATE SIGNED SCHEDULE AND SUCH SCHEDULE SHOULD BE ATTACHED TO THIS LETTER OF TRANSMITTAL.

PARTIAL TENDERS AND WITHDRAWAL RIGHTS. IF LESS THAN ALL THE OUTSTANDING NOTES EVIDENCED BY ANY CERTIFICATE SUBMITTED ARE TO BE TENDERED, FILL IN THE PRINCIPAL AMOUNT OF OUTSTANDING NOTES WHICH ARE TO BE TENDERED IN THE BOX ENTITLED "PRINCIPAL AMOUNT OF OUTSTANDING NOTES TENDERED." IN SUCH CASE, NEW CERTIFICATE(S) FOR THE REMAINDER OF THE OUTSTANDING NOTES THAT WERE EVIDENCED BY YOUR OLD CERTIFICATE(S) WILL BE SENT TO THE HOLDER OF THE OUTSTANDING NOTES, PROMPTLY AFTER THE EXPIRATION DATE. ALL OUTSTANDING NOTES REPRESENTED BY CERTIFICATES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

    Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Outstanding Notes to be withdrawn, (ii) identify the Outstanding Notes to be withdrawn, including the Certificate number(s) and the aggregate principal amount of such Outstanding Notes or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes, (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantees, or be accompanied by documents sufficient to permit the Exchange Agent to register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) if Certificates for Outstanding Notes have been tendered, the name of the registered holder of the Outstanding Notes as set forth on the Certificate for the Outstanding Notes, if different from that of the person who tendered such Outstanding Notes. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE OUTSTANDING NOTES TENDERED HEREBY, THE SIGNATURE(S) MUST CORRESPOND EXACTLY WITH THE NAME(S) AS WRITTEN ON THE FACE OF THE CERTIFICATE(S) OR ON A SECURITY POSITION LISTING WITHOUT ALTERATION, ENLARGEMENT OR ANY CHANGE WHATSOEVER.

    If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Outstanding Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Message in lieu thereof) as there are different registrations of Certificates.

    If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Purchaser, in its sole discretion, of such persons' authority to so act.

    When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Purchaser may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. IF EXCHANGE NOTES ARE TO BE ISSUED IN THE NAME OF A PERSON OTHER THAN THE SIGNER OF THIS LETTER OF TRANSMITTAL, OR IF EXCHANGE NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE SIGNER OF THIS LETTER OF TRANSMITTAL OR TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE, THE APPROPRIATE BOXES ON THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED. CERTIFICATES FOR OUTSTANDING NOTES NOT EXCHANGED WILL BE RETURNED BY MAIL OR, IF TENDERED BY BOOK-ENTRY TRANSFER, BY CREDITING THE ACCOUNT INDICATED ABOVE MAINTAINED AT DTC. SEE INSTRUCTION 4.

IRREGULARITIES. THE PURCHASER WILL DETERMINE, IN ITS SOLE DISCRETION, ALL QUESTIONS AS TO THE FORM OF DOCUMENTS, VALIDITY, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF OUTSTANDING NOTES WHICH DETERMINATION SHALL BE FINAL AND BINDING ON ALL PARTIES. THE PURCHASER RESERVES THE ABSOLUTE RIGHT, IN ITS SOLE AND ABSOLUTE DISCRETION, TO REJECT ANY AND ALL TENDERS DETERMINED BY IT NOT TO BE IN PROPER FORM OR THE ACCEPTANCE OF WHICH, OR EXCHANGE FOR, MAY, IN THE VIEW OF COUNSEL TO THE PURCHASER, BE UNLAWFUL. THE PURCHASER ALSO RESERVES THE ABSOLUTE RIGHT, SUBJECT TO APPLICABLE LAW, TO WAIVE ANY OF THE CONDITIONS OF THE EXCHANGE OFFER SET FORTH IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER--CONDITIONS OF THE EXCHANGE OFFER" OR ANY CONDITIONS OR IRREGULARITY IN ANY TENDER OF OUTSTANDING NOTES OF ANY PARTICULAR HOLDER WHETHER OR NOT SIMILAR CONDITIONS OR IRREGULARITIES ARE WAIVED IN THE CASE OF OTHER HOLDERS. THE PURCHASER'S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER (INCLUDING THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING. NO TENDER OF OUTSTANDING NOTES WILL BE DEEMED TO HAVE BEEN VALIDLY MADE UNTIL ALL IRREGULARITIES WITH RESPECT TO SUCH TENDER HAVE BEEN CURED OR WAIVED. NEITHER THE PURCHASER, ANY AFFILIATES OR ASSIGNS OF THE PURCHASER, THE EXCHANGE AGENT, OR ANY OTHER PERSON SHALL BE UNDER ANY DUTY TO GIVE NOTIFICATION OF ANY IRREGULARITIES IN TENDERS OR INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION.

QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. QUESTIONS AND REQUESTS FOR ASSISTANCE REGARDING HOW TO COMPLETE AND TENDER THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT AT ITS ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE FRONT OF THIS LETTER OF TRANSMITTAL. ALL OTHER QUESTIONS
SHOULD BE DIRECTED TO             . ADDITIONAL COPIES OF THE PROSPECTUS, THIS
LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE OBTAINED FROM THE EXCHANGE AGENT OR FROM YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE.

BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. UNDER U.S. FEDERAL INCOME TAX LAW, A HOLDER WHOSE TENDERED OUTSTANDING NOTES ARE ACCEPTED FOR EXCHANGE IS REQUIRED TO PROVIDE THE EXCHANGE AGENT WITH SUCH HOLDER'S CORRECT TAXPAYER IDENTIFICATION NUMBER ("TIN") ON SUBSTITUTE FORM W-9 BELOW. IF THE EXCHANGE AGENT IS NOT PROVIDED WITH THE CORRECT TIN, THE INTERNAL REVENUE SERVICE (THE "IRS") MAY SUBJECT THE HOLDER OR OTHER PAYEE TO A $50 PENALTY. IN ADDITION, PAYMENTS TO SUCH HOLDERS OR OTHER PAYEES WITH RESPECT TO OUTSTANDING NOTES EXCHANGED PURSUANT TO THE EXCHANGE OFFER MAY BE SUBJECT TO BACKUP WITHHOLDING. PURSUANT TO RECENTLY ENACTED TAX LEGISLATION, THE BACKUP WITHHOLDING TAX RATE (THE "BACKUP WITHHOLDING RATE") WILL BE (I) 30.5% FOR AMOUNTS PAID AFTER AUGUST 6, 2001 THROUGH THE END OF 2001, (II) 30% FOR AMOUNTS PAID DURING 2002 AND 2003,
(III) 29% FOR AMOUNTS PAID DURING 2004 AND 2005, AND (IV) 28% FOR AMOUNTS PAID DURING 2006 THROUGH 2010. THIS LEGISLATION WILL EXPIRE AND THE BACKUP WITHHOLDING RATE WILL BE 31% FOR AMOUNTS PAID AFTER DECEMBER 31, 2010, UNLESS CONGRESS ENACTS TAX LEGISLATION PROVIDING OTHERWISE.

    If the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. The holder may write "Applied For" in Part I and must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that Part I is so filled and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold a percentage (at the Backup Withholding Rate) of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, a percentage (at the Backup Withholding Rate) of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

    The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Outstanding Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Notes.

    Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS
Form W-8BEN, W-8ECI, W-8IMY or W-8 EXP (as applicable), signed under penalties of perjury, attesting to that holder's exempt status.

    Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

LOST, DESTROYED OR STOLEN CERTIFICATES. IF ANY CERTIFICATE(S) REPRESENTING OUTSTANDING NOTES HAVE BEEN LOST, DESTROYED OR STOLEN, THE HOLDER SHOULD PROMPTLY NOTIFY THE EXCHANGE AGENT. THE HOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATE(S) HAVE BEEN FOLLOWED.

SECURITY TRANSFER TAXES. HOLDERS WHO TENDER THEIR OUTSTANDING NOTES FOR EXCHANGE WILL NOT BE OBLIGATED TO PAY ANY TRANSFER TAXES IN CONNECTION THEREWITH. IF, HOWEVER, EXCHANGE NOTES ARE TO BE DELIVERED TO, OR ARE TO BE ISSUED IN THE NAME OF, ANY PERSON OTHER THAN THE REGISTERED HOLDER OF THE OUTSTANDING NOTES TENDERED, OR IF A TRANSFER TAX IS IMPOSED FOR ANY REASON OTHER THAN THE EXCHANGE OF OUTSTANDING NOTES IN CONNECTION WITH THE EXCHANGE OFFER, THEN THE AMOUNT OF ANY SUCH TRANSFER TAX (WHETHER IMPOSED ON THE REGISTERED HOLDER OR ANY OTHER PERSONS) WILL BE PAYABLE BY THE TENDERING HOLDER. IF SATISFACTORY EVIDENCE OF PAYMENT OF SUCH TAXES OR EXEMPTION THEREFROM IS NOT SUBMITTED WITH THE LETTER OF TRANSMITTAL, THE AMOUNT OF SUCH TRANSFER TAXES WILL BE BILLED DIRECTLY TO SUCH TENDERING HOLDER.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

-------------------------------------------------------------------------------------------------------------
                    PAYOR'S NAME: STATE STREET BANK AND TRUST COMPANY, AS EXCHANGE AGENT
-------------------------------------------------------------------------------------------------------------

                                             PART I--PLEASE
              SUBSTITUTE                     PROVIDE YOUR TIN IN                SOCIAL SECURITY OR
               FORM W-9                      THE BOX AT RIGHT             EMPLOYER IDENTIFICATION NUMBER
      DEPARTMENT OF THE TREASURY             AND CERTIFY BY
       INTERNAL REVENUE SERVICE              SIGNING AND DATING              ------------------------
                                             BELOW.                    (If awaiting TIN write "Applied For")
                                             ----------------------------------------------------------------

                                             NAME (PLEASE PRINT)
     PAYOR'S REQUEST FOR TAXPAYER
   IDENTIFICATION NUMBER ("TIN") AND         ADDRESS
             CERTIFICATION
                                             CITY                      STATE           ZIP CODE
                                             ----------------------------------------------------------------
                                             PART II--FOR U.S. PAYEES EXEMPT FROM BACKUP WITHOLDING
                                             If you are exempt from backup withholding write "Exempt" in Part
                                             II. (You should still provide your TIN and complete, sign and date the certification below.)
                                             ----------------------------------------------------------------
                                             CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                                             1.  The number shown on this form is my correct Taxpayer
                                             Identification Number (or I am waiting for a number to be issued to me), and

                                             2.  I am not subject to backup withholding because either (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all
                                                 interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                             3.  I am a U.S. person (including a U.S. resident alien).

                                             Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                                             Signature:  Date: , 2001
-------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

                 PAYOR'S NAME: STATE STREET BANK AND TRUST COMPANY,
                                  AS EXCHANGE AGENT

               CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, up to 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

  Signature(s): ___________________________  Date: ___________________________